SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2006

                         Newtek Business Services, Inc.
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               (Exact Name of Registrant as Specified in Charter)

     New York                          001-16123                 11-3504638
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)

462 Seventh Avenue, 14th floor, New York, New York                      10018
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:               (212) 356-9500
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                           FORWARD-LOOKING STATEMENTS

      This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words "believe," "will be able," "anticipate," "estimate," "should," "will," "expect," "continue," "intend" or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the operations and business environment of Newtek Business Services, Inc. that could render actual outcomes and results materially different than predicted. Our forward-looking statements are based on assumptions about many factors, including, but not limited to: changes in interest rates or the general economy of the markets in which we operate; economic, technological or regulatory changes affecting the businesses conducted and to be conducted by us; our ability to employ and retain qualified employees; changes in government regulations that are applicable to our regulated small business lending; our ability to identify and complete acquisitions and successfully integrate the businesses we acquire; changes in the demand for the services we or our affiliates offer; the degree and nature of competition; and general volatility of the capital markets and the market price of our common stock. While we believe that our assumptions are reasonable at the time forward-looking statements were made, we caution that it is impossible to predict the actual outcome of numerous factors and, therefore, readers should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and we undertake no obligation to update such statements in light of new information or otherwise.

ITEM 1.01 Entry Into a Material Definitive Agreement.

      On February 17, 2006 Newtek Business Services, Inc. and its subsidiary, Newtek Small Business Finance, Inc., or NSBF, announced that they have signed an amendment to the previously announced $75 million revolving loan agreement with GE Commercial Finance. The amendment will become effective when it is approved by the US Small Business Administration, or SBA. This loan is utilized to originate and warehouse loans under the SBA 7(a) loan program and for other working capital purposes; it has been in place and continues to be used since August 31, 2005. The amendment made adjustments to various financial covenants, including a net-worth maintenance level, that NSBF breached. GE and the other participating lenders have waived, upon the effectiveness of this amendment, specific defaults that would have resulted from the terms of the original agreement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 22, 2006

                                        NEWTEK BUSINESS SERVICES, INC.


                                        By: /s/ Barry Sloane
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                                        Name: Barry Sloane
                                        Title: Chairman of the Board, Chief
                                        Executive Officer, and Secretary